Exhibit 99.3

Manpower Inc.

Restated Operating Unit Results

(In millions)

The following identifies Italy and Other EMEA as separate reportable segments, which were previously combined and reported as the EMEA segment. Historical amounts have been restated to conform to the current year presentation.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
	2006	2005	Amount Reported	Constant Currency	2006	2005	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$510.3	$475.9	7.2%	7.2%	$534.6	$506.7	5.5%	5.5%
France	1,240.5	1,238.0	0.2%	9.2%	1,535.6	1,397.0	9.9%	9.8%
Other EMEA	1,149.8	1,074.2	7.0%	16.1%	1,257.5	1,148.0	9.5%	10.0%
Italy	242.4	215.3	12.6%	22.7%	291.7	233.1	25.1%	25.0%
Jefferson Wells	95.5	92.7	3.0%	3.0%	98.8	93.5	5.7%	5.7%
Right Management	95.3	103.3	-7.7%	-4.4%	102.6	107.1	-4.2%	-4.2%
Other Operations	543.4	496.7	9.4%	13.8%	563.8	508.0	11.0%	13.7%

	$3,877.2	$3,696.1	4.9%	11.8%	$4,384.6	$3,993.4	9.8%	10.2%

Operating Unit Profit:
United States	$9.5	$4.9	93.3%	93.3%	$22.5	$18.0	25.2%	25.2%
France	30.4	28.4	7.1%	16.7%	49.7	42.0	18.3%	17.7%
Other EMEA	13.6	4.7	194.6%	224.9%	29.5	23.3	26.2%	25.3%
Italy	9.4	7.4	26.0%	37.7%	21.2	12.6	68.1%	67.0%
Jefferson Wells	5.7	8.1	-29.4%	-29.4%	10.0	9.3	7.7%	7.7%
Right Management	4.6	10.3	-54.8%	-55.5%	11.1	9.5	15.8%	14.3%
Other Operations	17.6	12.1	44.7%	53.8%	14.8	12.8	16.5%	21.2%

	$90.8	$75.9			$158.8	$127.5

					Six Months Ended June 30
							% Variance
					2006	2005	Amount Reported	Constant Currency
					(Unaudited)
Revenue from Services:
United States					$1,044.9	$982.6	6.3%	6.3%
France					2,776.1	2,635.0	5.4%	9.5%
Other EMEA					2,407.3	2,222.2	8.3%	13.0%
Italy					534.1	448.4	19.1%	23.9%
Jefferson Wells					194.3	186.2	4.3%	4.3%
Right Management					197.9	210.4	-6.0%	-4.3%
Other Operations					1,107.2	1,004.7	10.2%	13.8%

					$8,261.8	$7,689.5	7.4%	11.0%

Operating Unit Profit:
United States					$32.0	$22.9	39.8%	39.8%
France					80.1	70.4	13.8%	17.3%
Other EMEA					43.1	28.0	54.1%	58.4%
Italy					30.6	20.0	52.5%	56.1%
Jefferson Wells					15.7	17.4	-9.6%	-9.6%
Right Management					15.7	19.8	-20.9%	-21.9%
Other Operations					32.4	24.9	30.3%	37.2%

					$249.6	$203.4

Manpower Inc.

Restated Operating Unit Results

(In millions)

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
	2006	2005	Amount Reported	Constant Currency	2006	2005	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$542.1	$531.5	2.0%	2.0%	$527.9	$534.2	-1.2%	-1.2%
France	1,654.0	1,479.3	11.8%	7.0%	1,589.0	1,361.5	16.7%	7.7%
Other EMEA	1,353.4	1,145.2	18.2%	13.2%	1,470.0	1,204.0	22.1%	12.4%
Italy	276.3	210.7	31.1%	25.5%	322.2	240.7	33.9%	23.5%
Jefferson Wells	93.9	103.9	-9.6%	-9.6%	84.8	96.1	-11.9%	-11.9%
Right Management	90.5	94.8	-4.6%	-6.7%	98.9	96.6	2.4%	-1.8%
Other Operations	579.8	522.2	11.0%	12.8%	617.9	535.2	15.5%	14.7%

	$4,590.0	$4,087.6	12.3%	9.0%	$4,710.7	$4,068.3	15.8%	9.1%

Operating Unit Profit:
United States	$28.6	$22.6	26.7%	26.7%	$26.8	$23.2	15.2%	15.2%
France	62.0	50.6	22.4%	17.1%	61.2	47.7	28.3%	18.4%
Other EMEA	49.2	34.8	41.2%	35.5%	64.4	37.7	70.8%	57.9%
Italy	16.7	9.4	79.0%	70.9%	16.2	14.2	14.4%	6.2%
Jefferson Wells	10.0	11.5	-13.7%	-13.7%	6.2	4.4	41.4%	41.4%
Right Management	2.2	2.3	-5.2%	-10.3%	0.4	3.6	-87.5%	-74.1%
Other Operations	16.4	16.3	1.3%	3.8%	21.1	19.2	9.9%	10.3%

	$185.1	$147.5			$196.3	$150.0

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
	2006	2005	Amount Reported	Constant Currency	2006	2005	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$1,587.0	$1,514.1	4.8%	4.8%	$2,114.9	$2,048.3	3.2%	3.2%
France	4,430.1	4,114.3	7.7%	8.6%	6,019.1	5,475.8	9.9%	8.4%
Other EMEA	3,760.7	3,367.4	11.7%	13.0%	5,230.7	4,571.4	14.4%	12.9%
Italy	810.4	659.1	23.0%	24.4%	1,132.6	899.8	25.9%	24.2%
Jefferson Wells	288.2	290.1	-0.6%	-0.6%	373.0	386.2	-3.4%	-3.4%
Right Management	288.4	305.2	-5.5%	-5.0%	387.3	401.8	-3.6%	-4.2%
Other Operations	1,687.0	1,526.9	10.5%	13.4%	2,304.9	2,062.1	11.8%	13.8%

	$12,851.8	$11,777.1	9.1%	10.3%	$17,562.5	$15,845.4	10.8%	10.0%

Operating Unit Profit:
United States	$60.6	$45.5	33.3%	33.3%	$87.4	$68.7	27.2%	27.2%
France	142.1	121.0	17.4%	17.2%	203.3	168.7	20.5%	17.6%
Other EMEA	92.3	62.8	47.0%	45.7%	156.7	100.5	55.9%	50.3%
Italy	47.3	29.4	60.9%	60.8%	63.5	43.6	45.8%	43.1%
Jefferson Wells	25.7	28.9	-11.2%	-11.2%	31.9	33.3	-4.2%	-4.2%
Right Management	17.9	22.1	-19.2%	-20.7%	18.3	25.7	-28.8%	-28.2%
Other Operations	48.8	41.2	18.8%	23.9%	69.9	60.4	16.0%	19.6%

	$434.7	$350.9			$631.0	$500.9

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